SO ORDERED.

SIGNED this 29 day of August, 2005.

LEIF M. CLARK
UNITED STATES BANKRUPTCY JUDGE

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

IN RE:	§	CASE No. 03-50753-LMC
	§	CASE No. 03-50985-LMC
ATSI COMMUNICATIONS, INC.	§	
AND TELESPAN, INC.,	§	CHAPTER 7
	§	JOINTLY ADMINISTERED UNDER
DEBTORS	§	CASE No. 03-50753-LMC

HELEN G. SCHWARTZ,	§	
As CHAPTER 7 TRUSTEE	§	
FOR TELESPAN, INC.	§	
	§	
PLAINTIFF	§	
	§	
V.	§	ADVERSARY No. 05-05021-LMC
	§	
ATSI COMMUNICATIONS, INC.	§	
A/K/A ATSI COMMUNICATIONS	§	
DELAWARE, INC.,	§	
	§	
DEFENDANT	§	

ORDER GRANTING JOINT MOTION TO DISMISS

On this date came on for consideration, the *parties' joint motion* to dismiss. The Court, after considering said Motion, is of the opinion *that the* same should be granted.

IT IS, THEREFORE, ORDERED that all motions and claims herein asserted or which could have been asserted by Plaintiff Helen G. Schwartz, as Chapter 7 **Trustee for TeleSpan, Inc. against Defendant,** ATSI Communications, Inc., (formerly a Delaware company and now a Nevada company by merger), as well as all counterclaims and motions herein asserted or which could have been asserted against Plaintiff, are herein DISMISSED.

IT IS SO ORDERED.

###

APPROVED AS TO FORM AND SUBSTANCE:

LANGLEY & BANACK, INC.
745 E. Mulberry, Suite 900
San Antonio, Texas 78212
(210) 736-6600
(210) 735-6889 - Fax

By: original signed by Peter L. Kilpatrick
R. GLEN AYERS, JR.
State Bar No. 01467500
PETER L. KILPATRICK
State Bar No. 11416545

ATTORNEYS FOR DEFENDANT,
ATSI COMMUNICATIONS, INC.

PULMAN, BRESNAHAN & PULLEN, LLP
6919 Blanco Road
San Antonio, TX 78216
(210) 222-9494
(210) 892-1610 - Fax

By: Original signed by Elliott S. Cappuccio
RANDALL A. PULMAN
State Bar No. 16393250
ELLIOTT S. CAPPUCCIO
State Bar No. 24008419

ATTORNEYS FOR HELEN G. SCHWARTZ, CHAPTER 7 TRUSTEE